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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2003


                                   LESCO, INC.
             (Exact name of registrant as specified in its charter)


             Ohio                        0-13147                 34-0904517
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                    15885 Sprague Road
                    Strongsville, Ohio                         44136
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (440) 783-9250


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ITEM 5.  Other Events and Regulation FD Disclosure.

         On December 16, 2003, the Company issued a press release announcing initiatives to restructure its debt and improve its balance sheet and announcing an increase in its 2003 EPS guidance, excluding any charges from the announced initiatives. A copy of that press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LESCO, INC.


                                      By: /s/ Jeffrey L. Rutherford
                                         ------------------------------------
                                         Jeffrey L. Rutherford
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary


DATED:  December 16, 2003





                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
99.1                  Press Release